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                                                                    EXHIBIT 23.5

                       CONSENT OF WILLIAM BLAIR & COMPANY

     We hereby consent to the inclusion of our opinion, dated January 4, 1994, and to all references to our Firm in or made a part of this Registration Statement on Form S-4 of Scotsman Industries, Inc.

                                            William Blair & Company

Chicago, Illinois
January 25, 1994